UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2010

API TECHNOLOGIES CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

345 Pomroys Drive, Windber, PA	15963
(Address of principal executive offices)	(zip code)

(416) 593-6543

(Registrant’s telephone number, including area code)

2300 Yonge Street, Suite 1710

Toronto Ontario, Canada M4P 1E4

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

API Technologies Corp. (“API” or the “Company”) filed a report on Form 8-K on January 26, 2010 (the “January 8-K”) to report the completion of its acquisition of substantially all of the assets of Kuchera Defense Systems, Inc. (“KDS”), KII, Inc. (“KII”), and Kuchera Industries, LLC (“K Industries” and collectively with KDS and KII, the “Kuchera Subsidiaries”). In response to parts (a) and (b) of Item 9.01 of the January 8-K, API stated that it intended to file the required financial statements and pro forma financial information. By this amendment to the January 8-K, API is providing the required financial statements and pro forma financial information. The information previously reported in the January 8-K is hereby incorporated by reference into this Form 8-K/A.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in API’s filings with the Securities and Exchange Commission. API disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of KDS as of and for the years ended June 30, 2009 and 2008 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited financial statements of KII as of and for the years ended December 31, 2008 and 2007 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited interim financial statements of KDS for the three months ended September 30, 2009 and 2008 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited combined interim financial statements of KII and K Industries for the nine months ended September 30, 2009 and 2008 are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and its subsidiaries for the six months ended November 30, 2009, and for the year ended May 31, 2009, giving effect to the Company’s acquisition of the Kuchera Subsidiaries, are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits.

Exhibit Number	Exhibit Title

2.1

Asset Purchase Agreement dated January 20, 2010.

The Asset Purchase Agreement (the “Agreement”) has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, the Kuchera Subsidiaries, or their respective subsidiaries and affiliates. The representations and warranties in the Agreement are the product of negotiations among the Company and the Kuchera Subsidiaries and are for the sole benefit of the Company and the Kuchera Subsidiaries, in accordance with and subject to the terms of the Agreement, and are not necessarily intended as characterizations of actual facts or circumstances as of the date of the Agreement or as of any other date. In addition, the representations and warranties in the Agreement may be subject to limitations agreed upon by the parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company and the Kuchera Subsidiaries.

23.1	Consent of WithumSmith+Brown, PC

99.1	Audited financial statements of KDS as of and for the years ended June 30, 2009 and 2008.

99.2	Audited financial statements of KII as of and for the years ended December 31, 2008 and 2007.

99.3	Unaudited financial statements of KDS for the three months ended September 30, 2009 and 2008.

99.4	Unaudited combined financial statements of KII and K Industries for the nine months ended September 30, 2009 and 2008.

99.5	Unaudited pro forma condensed combined financial information of the Company and its subsidiaries for the six months ended November 30, 2009 and for the year ended May 31, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2010	API TECHNOLOGIES CORP.

	By:	/S/ CLAUDIO MANNARINO
Claudio Mannarino
Chief Financial Officer and
Vice President of Finance

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